                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

I, David S. Allen, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 11, 1996


                                        /s/  David S. Allen
                                        -----------------------------------
                                        David S. Allen

                                POWER OF ATTORNEY


I, Dennis J. Brownlee, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 17, 1996


                                        /s/  Dennis J. Brownlee
                                        -----------------------------------
                                        Dennis J. Brownlee

                                POWER OF ATTORNEY

I, Peter F. Frenzer, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 11, 1996


                                        /s/  Peter F. Frenzer
                                        -----------------------------------
                                        Peter F. Frenzer

                                POWER OF ATTORNEY

I, Kenneth G. Langone, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 12, 1996


                                        /s/  Kenneth G. Langone
                                        -----------------------------------
                                        Kenneth G. Langone

                                POWER OF ATTORNEY


I, Frank N. Magid, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 13, 1996


                                        /s/  Frank N. Magid
                                        -----------------------------------
                                        Frank N. Magid

                                POWER OF ATTORNEY

I, John W. Marvin, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 12, 1996


                                        /s/  John W. Marvin
                                        -----------------------------------
                                        John W. Marvin

                                POWER OF ATTORNEY

I, Ward L. Quaal, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 12, 1996


                                        /s/  Ward L. Quaal
                                        -----------------------------------
                                        Ward L. Quaal

                                POWER OF ATTORNEY

I, Herbert S. Schlosser, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 12, 1996


                                        /s/  Herbert S. Schlosser
                                        -----------------------------------
                                        Herbert S. Schlosser

                                POWER OF ATTORNEY

I, Peter G. Skinner, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 12, 1996


                                        /s/  Peter G. Skinner
                                        -----------------------------------
                                        Peter G. Skinner

                                POWER OF ATTORNEY

I, William D. Savoy, do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 16, 1996


                                        /s/  William D. Savoy
                                        -----------------------------------
                                        William D. Savoy

                                POWER OF ATTORNEY

I, Louis G. Zachary, Jr., do hereby constitute and appoint Stanley E. Hubbard my Attorney-in-Fact for the purpose of signing, in my name and on my behalf as a Director of United States Satellite Broadcasting Company, Inc., the Annual Report of United States Satellite Broadcasting Company, Inc. on Form 10-K for its fiscal year ended June 30, 1996, and any and all amendments to said Annual Report and any and all amendments thereto, as each thereof is so signed, for filing with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended.


September 16, 1996


                                        /s/  Louis G. Zachary, Jr.
                                        -----------------------------------
                                        Louis G. Zachary, Jr.